                                                       Exhibit H-1

                          FirstEnergy Generation Corp
                               EWG Organization

                       ---------------------------------
                      |                                |
                      |        FirstEnergy Corp        |
                      |                                |
                       ---------------------------------
                                       |
                                       |
                       100%            |
                       ---------------------------------
                      |                                |
                      |   FirstEnergy Solutions Corp   |
                      |                                |
                      ---------------------------------
                                       |
                                       |
                        100%           |
                       ---------------------------------
                      |                                |
                      |  FirstEnergy Generation Corp   |
                      |              (EWG)             |
                      |                                |
                       ---------------------------------

                                                        Exhibit H-2
                              GPU Power, Inc.
                          EWG Organizational Chart

                       _________________________________
                      |                                 |
                      |                                 |
                      |         GPU Power, Inc.         |
                      |                                 |
                      |_________________________________|
                                       |
                                       |
                        100%           |
                       ________________|________________
                      |                                 |
                      |    EI Canada Holding Limited    |
                      |              (EWG)              |____________
                      |Inactive                         |            |
                      |_________________________________|            |
                                       |                       100%  |
                                       |                      _______|_______
                        100%           |                     |  EI Services  |
                       ________________|________________     |Canada Limited.|
                      |                                 |    |     (EWG)     |
                      |    EI Brooklyn Power Limited    |    |Inactive_______|
                      |              (EWG)              |
                      |                                 |
                      |_________________________________|
                                       |
                                       |
                                       |
                                100%   |
                              _________|_________
                             |    EI Brooklyn    |
                             |Investments Limited|
                             |       (EWG)       |
                             |___________________|

                                                         Exhibit H-3
                              GPU Capital, Inc.
                          FUCO Organizational Chart

                       _________________________________
                      |                                 |
                      |                                 |
                      |       GPU Capital, Inc.         |
                      |                                 |
                      |_________________________________|
                                       |
                                       |
                        100%           |
                       ________________|________________
                      |                                 |
                      |       GPU Electric, Inc.        |
                      |                                 |
                      |                                 |
                      |_________________________________|
                                       |
                                       |
                        100%           |
                       ________________|________________
                      |                                 |
                      |                                 |
                      |      EI UK Holdings, Inc.       |
                      |                                 |
                      |_________________________________|
                                       |
                                       |
             50% Voting/20.1% Equity   |
                       ________________|________________
                      |                                 |
                      |         Aquila Sterling         |
                      |          Holding, Inc.          |
                      |                                 |
                      |_________________________________|
All FUCO assets were sold in 2004.

                                                         Exhibit H-3

                             GPU Capital, Inc.
                          EWG Organizational Chart

                       _________________________________
                      |                                 |
                      |       GPU Capital, Inc.         |
                      |                                 |
                      |                                 |
                      |_________________________________|
                                       |
                                       |
                        100%           |
                       ________________|________________
                      |                                 |
                      |        GPU Electric, Inc.       |
                      |                                 |
                      |                                 |
                      |_________________________________|
                                       |
                                       |
                        100%           |
                       ________________|________________
                      |                                 |
                      |  GPU Argentina Services, S.R.L. |
                      |             (FUCO)              |
                      |                                 |
                      |_________________________________|
All FUCO assets were sold in 2004.